ING SEPARATE PORTFOLIOS TRUST

(the “Registrant”)

Supplement dated March 15, 2013 to the

Current Prospectuses, Summary Prospectuses, and

Statements of Additional Information (“SAIs”)

for each Series of the above named Registrant

(collectively, the “Funds”)

Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) has announced its intention to divest ING U.S., Inc. (“ING U.S.”), a wholly owned, indirect subsidiary of ING Groep and a parent company of ING Investments, LLC (“ING Investments”) and ING Investment Management Co. LLC (“ING IM”), each an investment adviser or sub-adviser to one or more of the Funds, (such divestment, the “Separation Plan”). ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock (the “IPO”), in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership over time. While the base case for the Separation Plan is an IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The Funds are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities in an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event. To ensure that ING Investments and ING IM may continue to provide advisory and sub-advisory services to the Funds without interruption, a special meeting of shareholders (the “Special Meeting”) has been scheduled for May 6, 2013.

At the Special Meeting, shareholders will be asked:

1.              To approve a new investment advisory agreement for certain Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

2.              To approve a new investment advisory agreement for ING Investment Grade Credit Fund (the “Credit Fund”) with ING IM prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

3.              To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

4.              To elect 13 nominees to the Registrant’s Board of Trustees (the “Board”);

5.              To approve a new investment advisory agreement with ING Investments and a new investment sub-advisory agreement with ING IM with respect to the Credit Fund, and to approve, under certain circumstances, any future advisory and sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

6.              To approve a change in the fundamental investment policy on concentration with respect to the Credit Fund;

7.              To approve a manager-of-managers policy with respect to the Credit Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Credit Fund’s shareholders;

8.              To approve a modification to the current manager-of-managers policy with respect to certain Funds to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such Fund’s shareholders; and

9.              To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

The table below indicates which proposals shareholders of each Fund are asked to approve at the Special Meeting.

Fund	Proposal One	Proposal Two	Proposal Three	Proposal Four	Proposal Five	Proposal Six	Proposal Seven	Proposal Eight
ING Emerging Markets Corporate Debt Fund	✓		✓	✓				✓
ING Emerging Markets Hard Currency Debt Fund	✓		✓	✓				✓
ING Emerging Markets Local Currency Debt Fund	✓		✓	✓				✓
ING Investment Grade Credit Fund		✓		✓	✓	✓	✓	✓
ING Retirement Solution 2020 Fund	✓		✓	✓
ING Retirement Solution 2025 Fund	✓		✓	✓
ING Retirement Solution 2030 Fund	✓		✓	✓
ING Retirement Solution 2035 Fund	✓		✓	✓
ING Retirement Solution 2040 Fund	✓		✓	✓
ING Retirement Solution 2045 Fund	✓		✓	✓
ING Retirement Solution 2050 Fund	✓		✓	✓
ING Retirement Solution 2055 Fund	✓		✓	✓
ING Retirement Solution Income Fund	✓		✓	✓

If you require additional information regarding the Special Meeting, you may contact the Proxy Solicitor toll-free at (800) 848-2998.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE